Corporate Overview and Q3 2014 Financial Results

Safe Harbor Disclosure The presentations made in this document, including our annual outlook for 2014 and our preliminary outlook for 2015, contain projections or other forward-looking statements regarding management’s expectations about future events or the future financial performance of SVB Financial Group (“the Company”), as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including: (i) our latest Annual Report on Form 10-K for the year ended December 31, 2013, which was filed on February 27, 2014; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. 2

Overview ▶ SVB’s Unique Model ▶ Strong Performance ▶ Growth Initiatives ▶ Outlook 3

Our Mission ▶ Build Deep Relationships ▶ Give Advice ▶ Make It Easy To Do Business With Us ▶ Do Different To increase our clients’ probability of success 4

Differentiated Business Model ▶ Focus on “innovation” markets ▶ Balance sheet lender ▶ Strong deposit franchise ▶ Diversified revenue streams Leader ▶ Leading market share ▶ More than 600 venture firm clients ▶ The bank for innovation companies ▶ Global presence Established Company ▶ 28 U.S. and seven international offices ▶ $34.6 billion in total assets ▶ $60.7 billion in total client funds 1) Average balances as of 9/30/2014 2) Total client funds consists of on-balance-sheet deposits and off-balance-sheet client investment funds (1) A Unique Financial Services Company 5 (2) (1)

From startup… ACCELERATOR Revenues < $5M to standout… GROWTH Revenues $5M - $75M to global standard. CORPORATE FINANCE Revenues > $75M We Serve The Global Innovation Economy 6 Technology Life Sciences Venture Capital & Private Equity

Continued momentum… ▶ Positive environment for our clients • Healthy funding environment for new companies • Strong exit markets; healthy buyout and acquisition activity ▶ Continued steady new client acquisition ▶ Strong competitive position ▶ Demonstrated ability to execute on our plans for growth, regardless of the interest rate environment and competition ... and some challenges. ▶ Continued low interest rates ▶ Pressure on Tier 1 Leverage from strong deposit growth ▶ Complex regulatory environment ▶ Competitive pressure on pricing ▶ Lingering macro-economic uncertainty 2014 Drivers 7

A Platform for Diversified Growth 8 GLOBAL MARKET REACH & DEVELOPMENT Israel GLOBAL PLATFORM Global Bank Platforms Ongoing IT Infrastructure Enhancements Enhanced Global Payment Capabilities Enhanced On-line/ Mobile Channels PRODUCT LINES Expanded Banking Network New Payment Solutions New Products & Services Enhanced Credit Solutions CLIENT FOCUS Client Experience Corporate Finance Segment Growth Segment Private Bank G ro w th In it ia ti v e s & D ri v e rs Solut io n s F o u n d at io n China & Asia UK and Europe U.S. Private Equity Buyout India G lo b a l R eac h

Strong Performance (Q3’14 vs. Q2’14) Average loan growth of 3.2% Strong client acquisition “Core fee”3 growth of 6.7% Strong gains on warrants2 Net interest income growth of 7.6% despite lower NIM Solid credit quality Average total client funds1 growth of 5.9% Healthy business conditions for our clients Investment portfolio growth of 20.0% 9 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. Gains are driven by valuation changes and are subject to potential increases or decreases in future periods, depending on market conditions and other factors. 3. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

79% Growth in Average Loans Since Q4’11 $7.0 $12.0 $6.4 $11.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q4'1 1 Q1'1 2 Q2'1 2 Q3'1 2 Q4'1 2 Q1'1 3 Q2'1 3 Q3'1 3 Q4'1 3 Q1'1 4 Q2'1 4 Q3'1 4 Period-End Loans Average Loans Drivers • Strength of innovation sector and our clients • Pervasiveness of technology • SVB growth initiatives: • Global • Client segmentation • Private Bank • Private Equity Services • Buyout • M&A activity in client markets 10 Strong growth in Capital Call and Sponsored Buyout loans Billions TAB: Quarterly Location: A103 – C131

A Diversified Loan Portfolio Software 38% Hardware 9% Life Sciences 10% VC/PE 24% Wine 6% Private Bank 10% Other 3% Early-Stage $1.3B (19%) Balance Sheet $2.6B (39%) Comm’l Finance $0.7B (10%) Factoring $0.4B (5%) Sponsored Buyout $1.9B (27%) Technology and Life Sciences Portfolio Only $6.9 Billion (57% of Gross Loans) Gross Loan Portfolio * $12.1 Billion * As of 9/30/14; Gross loans do not include the impact of deferred fees and costs 11 TAB: Loan Pie Location: A1 – B21 Early-stage = 11% of Gross Loans Get updates from Frank Romero in Credit

$16.5 $17.0 $17.4 $18.3 $19.0 $18.8 $18.6 $19.6 $21.5 $23.7 $27.2 $29.7 $18.5 $18.9 $19.9 $20.9 $21.2 $22.5 $23.2 $25.0 $26.2 $27.1 $30.1 $31.0 $35.0 $35.8 $37.3 $39.2 $40.2 $41.3 $41.8 $44.5 $47.7 $50.8 $57.3 $0 $10 $20 $30 $40 $50 $60 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Billions Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits Outstanding Client Funds Franchise 12 TAB: Quarterly Location: E11-F35 • Highly liquid clients; performing well • Strong funding environment and exit markets • Addition of new clients • Low rate environment Key drivers $60.7

Net Interest Income at All-Time Highs, Despite Historic Low Rates • Exceptional loan and investment portfolio growth, have driven record NII • NIM has been pressured by – Exceptional deposit growth – Loan mix: loan growth from high-credit-quality categories – Impact of low interest rates on loan yields – Competition for high-quality borrowers – Premium amortization expense, which peaked in 2012 13 TAB: Quarterly Location: A59 – C88 Millions $94.6 $220.6 7.39% 2.73% 2.5% 4.5% 6.5% $85 $125 $165 $205 Net Interest Income Net Interest Margin

Credit Quality Remains Strong 14 TAB: Credit Quality Location: AC2-AE28 0.52% 0.10% 0.22% 0.28% -1% 1% 2% 3% 4% Q4 '1 1 Q 1' 1 2 Q 2' 1 2 Q 3' 1 2 Q 4' 1 2 Q 1' 1 3 Q 2' 1 3 Q3 '1 3 Q 4' 1 3 Q 1' 1 4 Q 2' 1 4 Q 3' 1 4 Non-performing Loans as % of Total Gross Loans Net Charge-offs as % of Average Total Gross Loans (annualized) • Recent loan growth has come from larger, more stable clients, which tend to have better historical credit performance • The majority of loan losses historically come from early-stage lending, which currently constitutes 11% of our total loan portfolio • Cumulative warrant gains have exceeded cumulative early-stage loan losses over the last 10 years

Continued Core Fee1 Income Growth 1. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. Credit Cards (+80%) and Foreign Exchange (+49%) Have Driven the Majority of Growth in the Last 12 Quarters 15 TAB: Quarterly NonII Location: A40-X47 Upside drivers • Higher transaction volumes • Strong new client acquisition Downside drivers • Margin pressure on client investment fees and foreign exchange fees due to low rate environment 12.0 17.9 8.0 10.1 $6.1 10.9 2.4 6.0 3.7 4.6 2.7 3.8 $34.9 $36.7 $38.5 $39.1 $43.1 $41.3 $42.0 $43.2 $49.0 $50.9 $50.0 $53.3 $0 $10 $20 $30 $40 $50 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Millions Foreign exchange fees Deposit service charges Credit card fees Lending-related fees Letters of credit/standby LOC Client investment fees

2014 Outlook Business Driver 2014 Outlook vs. 2013 Results (as of 10/23/14) Change since 7/24/2013 Average loans High teens to low twenties % growth No change Average deposits Mid forties % growth Increased from low forties Net interest income1 Low twenties % growth No change Net interest margin1 Between 2.75% and 2.85% No change Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2013 levels No change Net loan charge-offs 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Comparable to 2013 levels No change “Core fee” income 2,3 High teens % growth No change Non-interest expense (excluding expense related to non-controlling interests)3,4 Low teens % growth Increased from low double digits due to continued investment in professional services and compensation expenses related to supporting our continued growth 1. Outlook based primarily on management’s current forecast of average deposit and loan balance and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions and actual prepayment rates. 2. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate. 3. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 4. Outlook partly based on management’s current forecast for performance-based incentive compensation expense, which is subject to change based on our performance relative to internal performance targets. 16

Preliminary 2015 Outlook1 17 Business Driver 2015 Outlook compared to Full-Year 2014 Results Average Loans Low double digits % growth Average Deposit High twenties % growth Net interest income Low double digits % growth Net loan charge-offs 30-50 basis points of average total gross loans “Core fee” income 2,3 Mid-teens % growth Non-interest expense (excluding non-controlling interests) 3 Mid-single digits % growth 1. Outlook based on assumption that our markets will remain strong, interest rates will remain low, we will continue to invest in the business for long-term growth, and competition will remain intense. 2. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. 3. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

Appendix

Appendix 1) SVB Business Model 20 2) Financial Results •Highlights 22 •ROE 24 •Net Interest Income & Net Interest Margin 25 •Balance Sheet 26 •Loans 29 •Credit Quality 32 •Client Liquidity 33 •Non-interest Income 34 •Capital Ratios 36 •Efficiency Ratio 38 •Interest Rate Sensitivity 40 3) Non-GAAP Reconciliations 42 19

A Diversified Platform SVB Investment Solutions Sweep Product Money Market Mutual Funds Fixed Income Investments Investment Advisory Services 20 Our vision: “To be the premier provider of financial services and thought leadership to fast growth innovation companies, of all sizes, and their investors, world-wide”

Across the Globe 21 U.S. HQ U.K. ISRAEL INDIA CHINA SVB Offices (28 US, 7 Global) SVB’s Banking Network HONG KONG

Q3’14 Q2 2014 Q1 2014 Q4 2013 Q3 2013 Diluted Earnings Per Share $1.22 $1.04 $1.95 $1.27 $1.46 Net Income Available to Common Stockholders $63.0 $50.8M $91.3M $58.8M $67.6M Average Loans Change $11.4B 3.2% $11.1B 2.9% $10.8B 6.2% $10.1B 6.2% $9.5B 5.8% Average Deposits Change $29.7B 9.4% $27.2B 14.8% $23.7B 10.2% $21.5B 9.9% $19.6B 2.1% Average Investment Securities 1) $18.2B $15.2B $12.2B $11.0B $10.1B Net Interest Margin 2.73% 2.79% 3.13% 3.20% 3.32% Net Interest Income $220.6M $205.0M $196.3M $187.0M $177.1M Non-GAAP non-Interest Income net of non-controlling interests 2) $75.3M $49.5M $123.5M $100.9M $105.8M Net Charge-Offs / Average Total Gross Loans (annualized) 0.28% 0.17% 0.74% 0.41% 0.23% Non-Interest Expense $182.0 $173.4M $172.4M $168.9M $160.5M Return on Average Common SVBFG Stockholders’ Equity (annualized) 9.16% 8.50% 17.63% 11.60% 14.05% Return on Average Assets (annualized) 0.72% 0.64% 1.33% 0.92% 1.16% Quarterly Highlights 1) Includes available-for-sale and held-to-maturity securities held on the balance sheet 2) Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 22

Annual Highlights 2013 2012 2011 2010 2009 Diluted Earnings Per Share $4.70 $3.911 $3.942,3 $2.244 $0.66 Net Income Available to Common Stockholders $215.9M $175.1M1 $171.9M2,3 $95.0M4 $22.7M Average Loans Change $9.4B 23.7% $7.6B 30.0% $5.8B 31.1% $4.4B (5.6%) $4.7B 1.4% Average Deposits Change $19.6B 9.5% $17.9B 15.0% $15.6B 29.4% $12.0B 36.8% $8.8B 79.6% Average AFS Securities $10.6B $10.7B $9.4B $5.3B $2.3B Net Interest Margin 3.29% 3.19% 3.08% 3.08% 3.73% Net Interest Income $697.3M $617.9M $526.3M $418.1M $382.2M Non-Interest Income net of non- controlling interests and excluding gains on sales of certain assets5 $330.3M $240.4M $222.7M $168.6M $122.6M Net Charge-Offs (Recoveries)/ Average Total Gross Loans 0.33% 0.31% (0.02%) 0.77% 2.64% Non-Interest Expense $621.7M $546.0M $500.6M3 $422.8M $343.9M Return on Average Common SVBFG Stockholders’ Equity 11.20% 10.09%1 11.87%2,3 7.72%4 2.13% Return on Average Assets 0.93% 0.82%1 0.92%2,3 0.64%4 0.42% 1. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business 2. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities 3. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps 4. Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities 5. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 23

Return On Average Equity 24 TAB: Ratios Location: A13-C25 2.58% 12.90% 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 9.16% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Q3'14 * Annualized *

$229.5 $299.3 $352.5 $375.8 $368.6 $382.2 $418.1 $526.3 $617.9 $697.3 5.39% 6.46% 7.38% 7.19% 5.72% 3.73% 3.08% 3.08% 3.19% 3.29% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $150 $250 $350 $450 $550 $650 $750 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net Interest Income Net Interest Margin Millions Net Interest Income Growth Despite Low Rates All-time High 25 TAB: Annual Location: A18-G31

A Growing Balance Sheet Our balance sheet has grown by more than 400% since 2004 26 TAB: 10-Yr Balance Sheet Location: A1-L28 $4.5 $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $23.3 $0 $5 $10 $15 $20 $25 $30 Billions Noninterest-bearing deposits Interest bearing deposits Borrowings $5.1 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 $26.4 - 5 10 15 20 25 30 Billions Other assets Net loans Non-marketable securities Available-for-sale securities Cash and cash equivalents

Net Loans AFS Securities (Primarily Agencies) Held to Maturity Securities Cash Other 18% ($6.7B) Non- Interest- Bearing Deposits 70% ($22.5B) Interest- Bearing Deposits 27% ($8.7B) Other Liabilities 2% ($0.5B) A Highly Liquid Balance Sheet (9/30/14) Assets: $36.0 Billion Liabilities: $32.1 Billion * Net of non-controlling interests, non-marketable securities were $503 million. Non-GAAP number. Please see non-GAAP reconciliations at the end of this presentation and in our most recent financial releases for more information. 27 Borrowings 1% ($0.4B) TAB: Balance Sheet Location: A1-M8 Non-Marketable Securities (VC Investments) 5% ($1.7B*) 33% ($11.9B) 2% ($0.6B) 5% ($1.9B) 37% ($13.3B)

$7 $4 $2 $1 $3.9 $7.9 $10.5 $11.3 $12.0 $11.7 $13.3 $0 $2 $4 $6 $8 $10 $12 $14 $16 Billions Available-for-Sale Securities A High Quality Investment Securities Portfolio 28 Location TAB: InvSec (Treasury) A1 – H13) $0.4B 6% $2.9B 44% $2.5B 37% $0.1B 2% $0.7B 10% $0.1B 1% Held-to-Maturity Securities at 9/30/14 $6.7B Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage- backed securities – variable rate Agency-issued residential mortgage-backed securities U.S. Treasury Securities Municipal bonds and notes Non-agency mortgage-backed securities Agency-issued collateralized residential mortgage obligations – fixed rate U.S. agency debentures

$2.3 $10.9 $2.0 $9.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Period-end Loans, net of unearned income Average Loans, net of unearned income All-Time High Loan Balances Billions CAGR 2004-2013 Period-end loans: 18.83% Average loans: 19.02% 29 TAB: Annual Location: A53 – C66

All-Time High Loan Balances 30 $4.5 $1.1 $1.3 $0.8 $2.9 $1.2 $0.3 $6.4 $7.0 $7.2 $7.9 $8.3 $9.0 $8.9 $9.7 $9.9 $11.0 $10.9 $11.4 $12.1 $0 $2 $4 $6 $8 $10 $12 $14 Period-End Gross Loans By Category Software Hardware Life Sciences Wine VC/PE Private Bank Other Gross Loans Billions T ech n ol o g y & Li fe Sci e nce s TAB: Loan Pie Location: A96 – M105

Technology & Life Sciences = 57% of Loans 31 TAB: Loan Pie Location: A87-M94 $2.9 $6.9 60% 57% $0 $1 $2 $3 $4 $5 $6 $7 $8 Balance Sheet Lending Sponsored Buyout Commercial Finance Factoring Early Stage Tech and LS Lending/Gross Loans Early-stage = 11% of Loans Billions

Credit Quality Has Remained Strong 32 TAB: Credit Quality Location: L1 – O17 $14.9 $7.5 $87.2 $11.8 0.10% 2.64% (0.02%) 0.28% -0.5% 0.5% 1.5% 2.5% 3.5% $0 $25 $50 $75 $100 Non-Performing Loans NCOs as % of Average Total Gross Loans (annualized) Millions Financial Crisis: 4-5 problem loans primarily drove spike in NPLs and NCOs Financial Crisis: 5 problem loans drove short-lived spike in NPLs and NCOs

$5 $36 $15 $61 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD Period-end Assets Period-end Total Client Funds Billions Strong Client Liquidity Asset Growth Since 2004 = 620% Total Client Funds* Growth Since 2004 = 307% * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. 33 TAB: Annual Location: A69-P71

($1) ($2) $11 ($6) ($5) $16 $33 $32 $77 ($100) $0 $100 $200 $300 $400 $500 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Gains (losses) on Investment Securities Gains (losses) net of NCI and AFS gains* Total Gains (losses) on Investment Securities $102 $111 $131 $183 $161 $123 $169 $223 $240 $330 $0 $100 $200 $300 $400 $500 $600 $700 $800 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Non-Interest Income Non-Interest Income Net of NCI * Non-Interest Income 34 $8 $3 $3 $22 $23 $11 $0 $7 $37 $19 $46 ($10) $0 $10 $20 $30 $40 $50 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Gains (losses) on Equity Warrant Assets Millions TAB: NonII Location: A1-C11 $89 $97 $102 $124 $130 $100 $120 $129 $158 $175 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions "Core" Fee Income* * Non-GAAP number. Please see non-GAAP reconciliations at the end of this presentation and in our most recent financial releases for more information. TAB: 10-Yr Warrants Location: A1 – M10 TAB: NonII History AB9 – AL23 Location: A1-C11 TAB: NonII Location: A1-C11

57.4 35.9 32.5 21.0 14.7 14.0 $89.2 $96.7 $101.8 $124.2 $129.6 $99.7 $119.7 $129.3 $158.4 $175.5 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Foreign exchange fees Deposit service charges Credit card fees Lending related fees LCs and standby LCs income Client investment fees Corporate finance fees Core Fee1 Income Has Grown 1. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 2. Prior to 2009, lending-related fees were included in “Other noninterest income” and were not included in “Core” fees. 3. Corporate Finance Fees were related to the company’s investment banking arm, SVB Alliant, which ceased operations in 2007. 35 2 3 TAB: NonII History Location: AB9 – AL16

14.97% 14.03% 8.22% 7.55% 13.97% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 Q1'14 Q2'14 Q3'14 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets* Tangible common equity to risk-weighted assets* We Are Well Capitalized Holding Company Capital Ratios * Non-GAAP measures; please see Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 36 TAB: Capital Location: A43-P49

13.06% 12.11% 7.05% 6.76% 12.14% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 Q1'14 Q2'14 Q3'14 Bank Total risk-based capital Bank Tier 1 risk-based capital Bank Tier 1 leverage Bank Tangible common equity to tangible assets Bank Tangible common equity to risk-weighted assets We Are Well Capitalized Bank Capital Ratios (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. (2) Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. (1) (2) (2) 37 TAB: Capital Location: A51-P56 • Exceptional deposit growth has pressured Tier 1 Leverage Ratio • Q2 capital raise boosted capital ratios across the board, but deposit growth remains robust

38 * Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. $122 $125 $132 $129 $132 $132 $141 $146 $140 $157 $165 $169 $168 $177 63.72% 65.53% 65.16% 63.72% 62.70% 62.93% 59.67% 66.53% 59.01% 55.50% 57.29% 52.81% 65.97% 59.83% 0% 50% 100% $0 $100 $200 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Non-GAAP Non-Interest Expense net of Non-controlling interests Non-GAAP Efficiency Ratio Efficiency Ratio (Quarterly) Millions * TAB: NonIE Location: B21-D34

39 TAB: NonIE Location: A7-D16 * Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. $237 $256 $298 $319 $298 $327 $411 $492 $535 $609 70.96% 62.21% 61.72% 57.01% 56.07% 64.56% 69.71% 65.56% 62.16% 59.16% 0% 20% 40% 60% 80% 100% $0 $100 $200 $300 $400 $500 $600 $700 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Non-Interest Expense net of Non-controlling interests Non-GAAP Efficiency Ratio* Millions Efficiency Ratio* (Annual)

Rising Rates Will Benefit Us Significantly 40 Get updates from Tony Yu in ALM/Treasury Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +$34.7 million +$0.68 +1.0% +0.17% +100 +$47.7 million +$0.94 +1.3% +0.23% +200 +$103.6 million +$2.04 +2.8% +0.50% +300 +$159.8 million +$3.15 +4.3% +0.78% We expect each 25 bps increase in the Fed Funds rate to contribute approximately $11 – $13 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 9/30/2014

Higher Loan Balances Will Benefit Us 41 Get updates from Tony Yu in ALM/Treasury Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$8.2 million +$0.16 +0.2% +0.04% +500 million +$16.4 million +$0.32 +0.5% +0.08% +750 million +$24.6 million +$0.48 +0.7% +0.12% +1 billion +$32.8 million +$0.65 +0.9% +0.16% Each $250 million increase in loan volume contributes approximately $0.16 to EPS* * Tax-effected estimates are based on static balance sheet and assumptions as of 9/30/2014

Non-GAAP Reconciliations

Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2004 2005 2006 2007 2008 GAAP noninterest income $107,774 $117,495 $141,206 $220,969 $152,365 Less: gains (losses) on investment securities, net 5,198 4,307 2,551 46,724 (14,777) Less: gains on derivative instruments, net 3,428 6,750 17,949 23,935 18,505 Less: other noninterest income 10,959 9,711 23,565 26,096 19,052 Non-GAAP core fee income $88,189 $96,727 $97,141 $124,214 $129,585 Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2009 2010 2011 2012 2013 GAAP noninterest income $97,743 $247,530 $382,332 $335,546 $673,206 Less: gains (losses) on investment securities, net (31,209) 93,360 195,034 122,114 419,408 Less: gains (losses) on derivative instruments, net (753) 9,522 36,798 18,679 42,184 Less: other noninterest income 29,961 35,642 21,230 36,363 36,139 Non-GAAP core fee income $99,744 $109,006 $129,270 $158,390 $175,475 “Core Fee” Income 43 “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-GAAP Reconciliation

“Core Fee” Income Non-GAAP core fee income (dollars in thousands) Quarter ended Dec 31, 2011 Mar 31, 2012 June 30, 2012 Sept 30, 2012 Dec 31, 2012 Mar 31, 2013 GAAP noninterest income $73,059 $59,293 $80,426 $69,139 $126,688 $78,604 Less: gains on investment securities, net 19,755 7,839 25,809 20,228 68,238 27,438 Less: gains on derivative instruments, net 14,003 5,070 7,686 565 5,358 10,292 Less: other noninterest income (loss) 4,352 9,703 7,390 9,283 9,987 (447) Non-GAAP core fee income $39,949 $36,681 $39,541 $39,063 $43,105 $41,321 44 Non-GAAP Reconciliation Non-GAAP core fee income (dollars in thousands) Quarter ended June 30, 2013 September 30, 2013 December 31, 2013 March 31, 2014 June 30, 2014 Sept 30, 2014 GAAP noninterest income $98,239 $257,650 $238,713 $310,225 $14,210 $80,167 Less: gains (losses) on investment securities, net 40,561 187,862 163,547 223,912 (57,320) 5,644 Less: gains on derivative instruments, net 8,087 9,423 14,382 24,167 12,775 26,538 Less: other noninterest income (loss) 7,634 17,161 11,791 11,200 8.762 (5,361) Non-GAAP core fee income $41,957 $43,204 $48,993 $50,946 $49,993 $53,346 “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-Marketable Securities Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) September 30, 2014 GAAP non-marketable securities $1,703,550 Less: amounts attributable to non-controlling interests 1,200,903 Non-GAAP non-marketable securities, net of non-controlling interests $502,647 45 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Gains (Losses) on Investment Securities Non-GAAP net gains on investment securities, net of non-controlling interests (dollars in thousands) Year ended December 31, 2005 2006 2007 2008 2009 2010 2011 2012 2013 GAAP net gains (losses) on investment securities $4,307 $ 2,551 $ 46,724 ($14,777) ($31,209) $93,360 $ 195,034 $122,114 $419,408 Less: income (losses) attributable to non- controlling interests, including carried interest 5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 85,640 342,128 Net gains (losses) on investment securities, net of non-controlling interests (1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 36,474 77,280 Less: gains on sales of certain available-for-sale securities -- -- -- -- -- 24,699 37,314 4,955 -- Non-GAAP net gains (losses) on investment securities, net of non- controlling interests and excluding gains on sales of certain available-for- sale securities ($1,436) ($2,481) $ 11,275 ($ 5,848) ($ 4,571) $ 16,075 $ 32,678 $ 31,519 $77,280 46 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Tangible common equity, tangible assets and risk- weighted assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended 2007 2008 2009 2010 2011 2012 2013 3/31/14 6/30/14 9/30/14 GAAP SVBFG stockholders' equity $676,369 $991,356 $1,128,343 $1,274,350 $1,569,392 $1,830,555 $1,966,270 $2,094,000 $2,675,739 $2,721,957 Less: intangible assets 1,632 1,087 665 847 601 - - - - - Less: goodwill 4,092 4,092 - - - - - - - - Less: preferred stock - 221,185 - - - - - - - - Tangible common equity (TCE) $670,645 $764,992 $1,127,678 $1,273,503 $1,568,791 $1,830,555 $1,966,270 $2,094,000 $2,675,739 $2,721,957 GAAP total assets $6,692,171 $10,018,280 $12,841,399 $17,527,761 $19,968,894 $22,766,123 $26,417,189 $29,711,039 $33,309,016 $36,041,007 Less: intangible assets 1,632 1,087 665 847 601 - - - - - Less: goodwill 4,092 4,092 - - - - - - - - Tangible assets (TA) $6,686,447 $10,013,101 $12,840,734 $17,526,914 $19,968,293 $22,766,123 $26,417,189 $29,711,039 $33,309,016 $36,041,007 Risk-weighted assets (RWA) $6,524,021 $8,220,447 $7,494,498 $ 9,406,677 $11,837,902 $13,532,984 $16,901,501 $17,199,987 $18,429,007 $19,482,338 Tangible common equity to tangible assets 10.03% 7.64% 8.78% 7.27% 7.86% 8.04% 7.44% 7.05% 8.03% 7.55% Tangible common equity to risk-weighted assets 10.28% 9.31% 15.05% 13.54% 13.25% 13.53% 11.63% 12.17% 14.52% 13.97% (Consolidated TCE/TA) TCE/TA and TCE/RWA 47 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios) Year ended December 31 Quarter ended 2007 2008 2009 2010 2011 2012 2013 3/31//14 6/30/14 9/30/14 GAAP Silicon Valley Bank stockholders' equity $586,949 $695,438 $ 914,068 $1,074,561 $1,346,854 $1,591,643 $1,639,024 $1,737,916 $2,284.663 $2,324,461 Less: intangible assets - - - - - - - - - - Tangible common equity (TCE) $586,949 $695,438 $914,068 $1,074,561 $1,346,854 $1,591,643 $1,639,024 $1,737,916 $2,284,663 $2,324,461 GAAP total assets $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $24,854,119 $28,012,627 $31,634,882 $34,363,687 Less: intangible assets - - - - - - - - - - Tangible assets (TA) $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $24,854,119 $28,012,627 $31,634,882 $34,363,687 Risk-weighted assets (RWA) $6,310,721 $8,109,332 $7,293,332 $9,047,907 $11,467,401 $13,177,887 $16,612,870 $16,895,389 $18,059,726 $19,144,527 Tangible common equity to tangible assets 9.52% 7.38% 7.50% 6.61% 7.18% 7.41% 6.59% 6.20% 7.22% 6.76% Tangible common equity to risk-weighted assets 9.30% 8.58% 12.53% 11.88% 11.75% 12.08% 9.87% 10.29% 12.65% 12.14% (Bank Only TCE/TA) TCE/TA and TCE/RWA 48 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP non- interest expense, net of non-controlling interests Year ended December 31, 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total non-interest expense $241,830 $259,860 $322,503 $346,469 $312,887 $343,866 $422,818 $500,628 $545,998 $621,680 Non-interest expense attributable to NCI 3,000 3,840 5,887 10,681 11,115 12,451 12,348 11,567 11,336 12,714 Non-GAAP non- interest expense, net of NCI 238,830 256,020 316,616 335,788 301,772 331,415 410,470 489,061 534,662 608,966 Impairment of goodwill 1,910 -- 18,434 17,204 -- 4,092 -- -- -- -- Net gain from note repurchase and termination of swaps -- -- -- -- -- -- -- (3,123) Loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes -- -- -- -- 3,858 -- -- -- -- -- Non-GAAP NIE, net of NCI and other one- time items $236,920 $256,020 $298,182 $318,584 $297,914 $327,323 $410,470 $492,184 $534,662 $608,966 For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 49 Non-GAAP Reconciliation Non-Interest Expense

50 Non-GAAP Non-interest income, net of non- controlling interests Quarter ended Mar 31, 2013 June 30, 2013 September 30, 2013 December 31, 2013 March 31, 2014 June 30, 2014 September 30, 2014 GAAP noninterest income $78,604 $98,239 $257,650 $238,713 $310,225 $14,210 $80,167 Less: income (losses) attributable to non-controlling interests, including carried interest 22,490 30,751 151,830 137,833 186,718 (35,325) 4,911 Non-GAAP non-interest income, net of non-controlling interests $56,114 $67,488 $105,820 $100,880 $123,507 $49,535 $75,256 Non-Interest Income Non-GAAP Reconciliation Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K. Non-GAAP Non-interest income, net of non- controlling interests Year ended December 31, 2009 2010 2011 2012 2013 GAAP noninterest income $97,743 $247,530 $382,332 $335,546 $673,206 Less: income (losses) attributable to non-controlling interests, including carried interest (24,901) 54,186 122,336 85,940 342,904 Non-interest income, net of non- controlling interests 122,644 193,344 259,996 249,606 330,302 Less: gains on sales of certain available-for-sale securities -- 24,699 37,314 4,955 -- Less: net gains on the sale of certain assets related to our equity management services business -- -- -- 4,243 -- Non-GAAP non-interest income, net of non-controlling interests and excluding gains on sales of certain assets $122,644 $168,645 $222,682 $240,408 $330,302

(Dollars in thousands, except ratios) Year ended December 31, ) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 GAAP noninterest expense $241,830 $259,860 $322,503 $346,469 $312,887 $343,866 $422,818 $500,628 $545,998 $621,680 Less: amounts attributable to non-controlling interests 3,000 3,840 5,887 10,681 11,115 12,451 12,348 11,567 11,336 12,714 Less: impairment of goodwill 1,910 -- 18,434 17,204 -- 4,092 -- -- -- -- Less: net gain from note repurchases and termination of corresponding interest rate swaps -- -- -- -- -- -- -- (3,123) -- -- Less: loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes -- -- -- -- 3,858 -- -- -- -- -- Non-GAAP noninterest expense, net of non- controlling interests and one-time adjustments $236,920 $256,020 $298,182 $318,584 $297,914 $327,323 $410,470 $492,184 $534,662 $608,966 GAAP taxable equivalent net interest income $232,171 $301,283 $354,087 $377,115 $370,889 $384,354 $420,186 $528,228 $619,783 $699,068 Less: income (losses) attributable to non- controlling interests -- 1,169 2,292 1,296 470 (18) 28 122 106 76 Non-GAAP taxable equivalent net interest income, net of non-controlling interests 232,171 300,114 351,795 375,819 370,419 384,372 420,158 528,106 619,677 698,992 GAAP noninterest income 107,774 117,495 141,206 220,969 152,365 97,743 247,530 382,332 335,546 673,206 Less: income (losses) attributable to non- controlling interests 6,090 6,067 9,903 37,981 (8,494) (24,901) 78,885 159,650 95,138 342,904 Non-GAAP noninterest income, net of non- controlling interests 101,684 111,428 131,303 182,988 160,859 122,644 168,645 222,682 240,408 330,302 GAAP taxable equivalent revenue $339,945 $418,778 $495,293 $598,084 $523,254 $482,097 $667,716 $910,560 $955,329 $1,372,274 Non-GAAP taxable equivalent revenue, net of non- controlling interests 333,855 411,542 483,098 558,807 531,278 507,016 588,803 750,788 860,085 1,029,294 GAAP operating efficiency ratio 71.14% 62.05% 65.11% 57.93% 59.80% 71.33% 63.32% 54.98% 57.15% 45.30% Non-GAAP operating efficiency ratio 70.96% 62.21% 61.72% 57.01% 56.07% 64.56% 69.71% 65.56% 62.16% 59.16% 51 Non-GAAP Reconciliation Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K.. Non-Interest Expense and Efficiency Ratios

(Dollars in thousands, except ratios) Quarter Ended June 30, 2011 Sept 30, 2011 Dec 31, 2011 Mar 31, 2012 June 30, 2012 Sept 30, 2012 Dec 31, 2012 GAAP noninterest expense $121,032 $127,451 $134,710 $132,012 $135,766 $135,171 $143,049 Less: amounts attributable to non-controlling interests 2,621 2,766 2,699 2,818 3,947 2,723 1,848 Less: net gain from note repurchases and termination of corresponding interest rate swaps (3,123) -- -- -- -- -- -- Non-GAAP noninterest expense, net of non- controlling interests $121,534 $124,685 $132,011 $129,194 $131,819 $132,448 $141,201 GAAP taxable equivalent net interest income $130,929 $135,938 $140,555 $151,421 $152,419 $154,911 $161,032 Less: income (losses) attributable to non- controlling interests 45 32 38 43 38 50 (25) Non-GAAP taxable equivalent net interest income, net of non-controlling interests 130,884 135,906 140,517 151,378 152,381 154,861 161,057 GAAP noninterest income 123,708 95,611 73,059 59,293 80,426 69,139 126,688 Non-GAAP noninterest income, net of non- controlling interests 59,836 54,372 62,082 51,375 57,844 55,615 75,574 GAAP taxable equivalent revenue $254,637 $231,549 $213,614 $210,714 $232,845 $224,050 $287,720 Non-GAAP taxable equivalent revenue, net of non-controlling interests 190,720 190,278 202,599 202,753 210,225 210,476 236,631 GAAP operating efficiency ratio 47.53% 55.04% 63.06% 62.65% 58.31% 60.33% 49.72% Non-GAAP operating efficiency ratio 63.72% 65.53% 65.16% 63.72% 62.70% 62.93% 59.67% 52 Non-GAAP Reconciliation Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K.. Non-Interest Expense and Efficiency Ratios

(Dollars in thousands, except ratios) Quarter Ended Mar 31, 2013 June 30, 2013 September 30, 2013 December 31, 2013 March 31, 2014 June 30, 2014 September 30, 2014 GAAP noninterest expense $149,014 $143,292 $160,524 $168,850 $172,436 $173,446 $181,989 Less: amounts attributable to non- controlling interests 2,860 2,867 3,290 3,697 3,321 5,267 4,743 Non-GAAP noninterest expense, net of non-controlling interests $146,154 $140,425 $157,234 $165,153 $169,115 $168,179 $177,246 GAAP taxable equivalent net interest income $163,599 $170,516 $177,525 $187,428 $196,757 $205,392 $220,981 Less: income (losses) attributable to non- controlling interests 24 20 19 13 8 (5) 9 Non-GAAP taxable equivalent net interest income, net of non-controlling interests 163,575 170,496 177,506 187,415 196,749 205,397 220,972 GAAP noninterest income 78,604 98,239 257,650 238,713 310,225 14,210 80,167 Non-GAAP noninterest income, net of non- controlling interests 56,114 67,488 105,820 100,880 123,507 49,535 75,256 GAAP taxable equivalent revenue $242,203 $268,755 $435,175 $426,141 $506,982 $219,602 $301,148 Non-GAAP taxable equivalent revenue, net of non-controlling interests 219,689 237,984 283,326 288,295 320,256 254,932 296,228 GAAP operating efficiency ratio 61.52% 53.32% 36.89% 39.62% 34.01% 78.98% 60.43% Non-GAAP operating efficiency ratio 66.53% 59.01% 55.50% 57.29% 52.81% 65.97% 59.83% 53 Non-GAAP Reconciliation Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K.. Non-Interest Expense and Efficiency Ratios

MEGHAN O'LEARY Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com Find SVB on LinkedIn, Facebook and Twitter